Earnings Overview Verra Mobility Q2 Earnings Presentation For the Quarter Ended June 30, 2021 Exhibit 99.2

1 Forward-looking statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the impact of payment delays related to the outstanding receivables with the City of New York Department of Transportation (“NYCDOT”) (2) the disruption to our business and results of operations as a result of the COVID-19 pandemic; (3) the impact of the COVID-19 pandemic on our revenues from key customers in the rental car industry and from photo enforcement programs; (4) customer concentration in our Commercial Services and Government Solutions segments; (5) decreases in the prevalence of automated photo enforcement or the use of tolling; (6) risks and uncertainties related to our government contracts, including but not limited to administrative hurdles, legislative changes, termination rights, audits and investigations; (7) decreased interest in outsourcing from our customers; (8) our ability to properly perform under our contracts and otherwise satisfy our customers; (9) our ability to compete in a highly competitive and rapidly evolving market; (10) our ability to keep up with technological developments and changing customer preferences; (11) the success of our new products and changes to existing products and services; (12) our ability to successfully integrate our recent or future acquisitions; (13) failures in or breaches of our networks or systems, including as a result of cyber-attacks; and (14) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Information This presentation uses certain non-GAAP financial information, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted EBITDA, which further excludes certain non-cash expenses, loss on extinguishment of debt and other transactions management believes are not indicative of Verra Mobility’s business. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. These financial measures are not recognized measures under GAAP and they are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA, adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures as defined by SEC rules. This non-GAAP financial information may be determined or calculated differently by other companies. A reconciliation of Verra Mobility’s non-GAAP financial information to GAAP financial information is provided in the Appendix hereto and in Verra Mobility’s Form 8-K, filed with the SEC, with the earnings press release for the period indicated.

For the Quarter Ended June 30, 2021 2 Q2 Results by Segment – Commercial Services Revenue of $66.5M in Q2 increased 143.8% from the same quarter in the prior year Adjusted EBITDA of $42.8M in the quarter increased $35.5M or 487.8% from the same period of the prior year Operating expenses of $16.0M in Q2 2021 increased by $5.2M or 48.7% from the same period in the prior year, reflecting cost cutting measures taken in response to the Covid-19 impact on revenue SG&A of $9.5M for Q2 2021 decreased by $0.7M or 7.0% over the same period in the prior year We are pleased with our revenue recovery and our EBITDA margins which are best in class during the worst times Revenue is within $2M of 2019 levels EBITDA is within $1.5M of 2019 levels Commercial Services Commentary Revenue & YoY Growth Adj. EBITDA & Margin % Commercial Services (2%) (25%) 14% 66% 70% 62% 52% (60%) 22% 8% (43%) 17% (29%) 61% 55% 27% 65%

For the Quarter Ended June 30, 2021 3 Q2 Results by Segment – Government Solutions Government Solutions Commentary Government Solutions Revenue of $62.2M in Q2 increased 18.4% from the same quarter in the prior year Service Revenue improvement of $14.4M was offset by a decrease in product revenue of $4.8M Product revenue reflects the installation of 158 systems in NYC. Product revenue is dependent on a few customers who buy their equipment and is a less predictable revenue stream We closed on the Redflex acquisition on June 18th which added $3.3M of revenue in Q2 2021 with no prior year comparison Adjusted EBITDA of $25.8M in the quarter increased $5.5M or 26.9% from the same period of the prior year Revenue & YoY Growth Adj. EBITDA & Margin % (3%) (20%) 55% 8% 27% 42% 4% 21% 17% 37% 38% 38% 39% 39% 43% 39% 40%

For the Quarter Ended June 30, 2021 4 Consolidated Q2 Results Total revenue increased by $48.8 million to $128.7 million or 61.2% in Q2 2021 from $79.8 million in Q2 2020 Service Revenue of $116.4M exceeded 2019 pre-pandemic levels with a nice rebound in tolling for RACs and the continued growth in fixed speed program photo enforcement Adjusted EBITDA of $68.6 million, increased from $27.6 million or 148.4% in Q2 of 2021 Adjusted EBITDA grew approximately $9M or 15% over the same quarter in 2019 with similar margins around 53%, hurdling pre-pandemic levels Q2 Commentary Revenue & YoY Growth Adj. EBITDA & Margin % Verra Mobility 12% (23%) 19% 12% (27%) 19% (24%) 18% (11%) 52% 47% 54% 35% 55% 55% 53% 46%

For the Quarter Ended June 30, 2021 5 Consolidated Q2 Results Generated cash flow from operations of $37.5 million in Q2 2021 Cash on hand increased to $147.3 million at the end of Q2 2021 from $120.3 million at the end of Q4 2020 Leverage decreased due to an increase in EBITDA The company has total debt of $998.4 million and a $57.0 million revolver that is undrawn We believe that cash from operations and cash on hand will be sufficient to run the company for the next 12 months and beyond Net Debt & Leverage Q2 Commentary Q2 Adj EBITDA Mix by Business Segment Revenue Mix & Adj. EBITDA Margins

6 Guidance We are very pleased with our performance during the first half of the year and want to provide some insight to the second half of 2021 Service Revenue – At Mid-Point Includes ~$35M of revenue from Redflex and ~427M from VRRM VRRM standalone service revenue would exceed FY 2019 by $10M Implied YoY Service Revenue growth of 27% organically and 38% inclusive of our recent acquisition Product Revenue Includes installation of NYC speed cameras and project revenue from Redflex Adj EBITDA Implies some margin compression in 2H due to a continued shift in revenue mix toward the lower margin GS business and the incorporation of Redflex which has historically operated at mid-single digit margins Cash and Leverage Total debt is expected to be $995M We expect to end the year with ~$300M of cash on hand The company de-levers very quickly in 2H

APPENDIX 7

Consolidated Results of Operations 8

Segment Results of Operations 9 Commercial Services Government Solutions

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